ING Equity Trust

ING Index Plus LargeCap Equity Fund X

ING Principal Protection Fund XI

ING Principal Protection Fund XII

Supplement dated September 14, 2009

to the Class A, Class B and Class C Prospectus and the Class A, Class B and

Class C shares’ Statement of Additional Information (“SAI”)

for ING Index Plus LargeCap Equity Fund X

each dated August 17, 2009; and

to the Class A, Class B and Class C Prospectus and the Class A, Class B and

Class C shares’ SAI for ING Principal Protection Fund XI and ING Principal Protection Fund XII

each dated September 30, 2008

ING Index Plus LargeCap Equity Fund X (“Fund”)

On September 10, 2009, the Board of Trustees of ING Equity Trust approved a proposal to liquidate the Fund on or about November 18, 2009.  The Fund is closed to new investment effective September 14, 2009. Any contingent deferred sales charge that would be applicable on the redemption of shares of the Fund shall be waived from September 14, 2009. You will be receiving an additional communication from the Fund explaining the liquidation as well as providing information regarding your exchange options.

ING Principal Protection Fund XI and ING Principal Protection Fund XII

(each a “Fund” and collectively the “Funds”)

On September 10, 2009, the Board of Trustees of ING Equity Trust approved a proposal to liquidate the Funds.  ING Principal Protection Fund XI will liquidate on or about November 18, 2009 and ING Principal Protection Fund XII will liquidate on or about February 16, 2010. You will be receiving an additional communication from the Funds explaining the liquidations as well as providing information regarding your exchange options.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE